THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VA-1
THE CHAIRMAN TM
COMBINATION FIXED AND VARIABLE ANNUITY CONTRACTS
SUPPLEMENT DATED NOVEMBER 13, 2001
TO
PROSPECTUS
DATED MAY 1, 2001

AS SUPPLEMENTED AUGUST 31, 2001

          Effective January 2, 2002, The American Franklin Life Insurance Company is amending the prospectus solely for the purpose of ceasing future sales of the Contracts.

          On page 1 of the prospectus, the first paragraph, following the Home Office and Administrative Office addresses, is deleted in its entirety and replaced with the following:

The American Franklin Life Insurance Company ("American Franklin") will no longer accept applications after December 31, 2001 for The Chairman flexible payment deferred individual annuity contracts (the "Contracts") described in this Prospectus. Your rights as a Chairman Owner, including the right to make additional purchase payments, are not affected by this change.